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                                                                    EXHIBIT 23.3

                        CONSENT OF INDEPENDENT AUDITORS

The Board of Directors
Imperial Credit Commercial Mortgage Investment Corp.:

  We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the Prospectus.

                                          KPMG Peat Marwick LLP

Los Angeles, California

September 12, 1997